[Evermore Logo] SUMMARY PROSPECTUS April 30, 2011 (As Supplemented September 30, 2011)	Evermore European Value Fund Class A (EVEAX) Class I (EVEIX)

Before you invest, you may want to review the Evermore European Value Fund’s (the “European Value Fund”) prospectus, which contains more information about the European Value Fund and its risks. You can find the European Value Fund’s prospectus and other information about the European Value Fund online at www.evermoreglobal.com.  You can also get this information at no cost by calling 866-EVERMORE (866-383-7667).

Investment Objective

The European Value Fund seeks capital appreciation by investing in securities from European markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the European Value Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Evermore Funds.  More information about these and other discounts is available from your financial professional and under “Sales Charge Reductions and Waivers for Class A Shares” on page 20 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	None
Redemption Fee/Exchange Fee (as a percentage of amount redeemed on shares held for 30 days or less)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I
Management Fees	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	12.97%	10.41%
Acquired Fund Fees and Expenses(1)	0.04%	0.04%
Total Annual Fund Operating Expenses(2)	14.25%	11.44%
Fee Waiver and/or Expense Reimbursement	-12.58%	-10.02%
Total Annual Fund Operating Expenses	1.67%	1.42%

(1)
The Total Annual Fund Operating Expenses for the European Value Fund do not correlate to the “Ratio of expenses to average net assets, after expenses absorbed” provided in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the European Value Fund and does not include acquired fund fees and expenses.  Acquired fund fees and expenses are those expenses incurred indirectly by the European Value Fund as a result of investments in shares of one or more investment companies.

(2)
Evermore Global Advisors, LLC (the “Adviser”) has agreed to limit the amount of the European Value Fund’s total annual operating expenses, exclusive of taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions, and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of  the Fund's business, to 1.60% and 1.35% of the Fund’s average daily net assets for Class A and Class I shares, respectively. The Agreement is in effect through May 1, 2012, unless the advisory agreement is terminated by the Board of Trustees.

Example

This Example helps you compare the costs of investing in the European Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the expense limitation agreement only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$661	$3,206	$5,302	$ 9,063
Class I Shares	$145	$2,364	$4,307	$ 8,170

Portfolio Turnover

The European Value Fund pays transaction costs, such as commissions and other market-related fees when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when European Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above affect the European Value Fund’s performance. During the most recent fiscal year, the European Value Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

To achieve its investment objective, the European Value Fund primarily seeks investments in equity securities of companies that are both undervalued and undergoing change and, to a lesser extent, securities of companies involved in merger/arbitrage situations and securities of companies that are deemed to be distressed.

The European Value Fund may invest in securities of issuers located in any European country and of any industry.  The European Value Fund will generally invest in mid- and large-capitalization companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may also invest a portion of its assets in small-capitalization companies.

Under normal circumstances, the European Value Fund will invest at least 80% of its net assets, including any borrowing for investment purposes, in securities issued by European companies.  The European Value Fund defines European companies as issuers (i) whose principal business operations are located (headquartered or incorporated) in, or (ii) who earn at least 50% of their revenue from, European countries. For purposes of the European Value Fund’s investments, European countries means all of the countries that are members of the European Union, Scandinavia,  and those regions of Russia and the former Soviet Union that are considered part of Europe. The European Value Fund intends to invest primarily in the following countries that represent a portion of the countries that are members of the European Union: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, and the United Kingdom.

Evermore Global Advisors, LLC, the European Value Fund’s investment adviser (the “Adviser”), seeks to identify investment opportunities through extensive research and analysis of individual companies, and generally does not focus on stock market conditions or other macro factors.  For these reasons, the European Value Fund may seek investments in the securities of companies that the Adviser believes to be temporarily depressed.

The European Value Fund’s investments in distressed companies will typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. The debt securities which the European Value Fund may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service (“Moody’s”). The European Value Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody’s, some of which may be so-called “junk bonds.” The European Value Fund will invest in debt securities based on their current yields and overall potential for capital appreciation, and therefore, such debt securities will have varying maturity dates.

The European Value Fund typically will invest a portion of its assets in derivative instruments.  These instruments include forward contracts, options and futures contracts.  The European Value Fund invests in derivatives primarily to seek to hedge exposure to certain markets and securities.  The European Value Fund also seeks to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts.

In addition, the European Value Fund may engage in short sales for the following purposes:  (i) to hedge against declines of long portfolio positions, (ii) in merger/arbitrage situations, and (iii) to profit from declining market values of securities that the Adviser deems to be overvalued.

The European Value Fund typically will hold an equity investment (other than an investment involving a merger/arbitrage situation) for a substantial period of time (more than one year).  The Adviser will generally sell an investment when it determines that its target value has been reached, when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment’s inherent value, when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value, when it determines that such security no longer offers fundamental value and financial strength and stability, when a position weighting needs to be downsized, when catalysts to recognize value no longer exist, when its original investment thesis changes, or when a better investment opportunity arises.

Although the European Value Fund does not have a policy to concentrate assets in any one industry, the Adviser may, at times, determine that a certain industry or industries offer the best opportunity to achieve the European Value Fund's investment objective, and, therefore, may invest a significant portion of the European Value Fund's total assets in an industry or industries, not to exceed 25% of the market value of the European Value Fund's total assets at the time of purchase.

Principal Investment Risks

The following is a description of the principal risks of the European Value Fund’s portfolio.  There are various circumstances which could prevent the European Value Fund from achieving its investment objective. It is important to read the provided risk disclosures in their entirety.

Currency Risk.  Foreign securities may be issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.  For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The European Value Fund may also employ strategies intended to increase exposure to certain currencies.  Such currency transactions involve additional risks, and the Fund's strategies if unsuccessful, may decrease the value of the European Value Fund.

Debt Securities Risk. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the European Value Fund’s securities is longer.

Derivative Investment Risk.  Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, and foreign exchange risk.  Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the European Value Fund may lose more money than its initial investment in the derivative.  A small investment in a derivative could have a relatively large positive or negative impact on the performance of a fund, potentially resulting in losses to fund shareholders.

Distressed Company Debt/High Yield Risk. A fund that invests in high yield securities and unrated securities of similar credit quality of distressed companies (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. If the issuer of a security is in default with respect to interest or principal payments, a fund may lose its entire investment.

European Market Risk. The economies of countries in Europe are in all stages of economic development and include both emerging and developed markets. European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (EMU) imposes on its members and with which candidates for EMU membership are required to comply. Eastern European countries remain relatively undeveloped and can be particularly sensitive to social, political and economic conditions.

Foreign Securities Risk.  Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the European Value Fund to the extent that it invests in these securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.  These risks can increase the potential for losses in the European Value Fund and affect its share price.

Industry Risk. To the extent the European Value Fund invests a significant portion of it’s assets in a particular industry, the value of its investments will be affected by factors related to that industry and may fluctuate more widely than that of a fund that invests more broadly across industries.

Management Risk. The European Value Fund is subject to risk that the Adviser will make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will achieve the desired results for the European Value Fund.

Regulatory Risk. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the European Value Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the European Value Fund’s shareholders

Short Sale Risk.  This is the risk that the European Value Fund will incur a theoretically unlimited loss if a price of a security sold short increases between the time of the short sale and the time the European Value Fund replaces the borrowed security.

Small and/or Mid-Sized Companies Risk. Investments in securities of small and mid-sized companies tend to be more vulnerable to adverse developments and are more volatile and less liquid than securities of large companies. Compared to large companies, small and mid-sized companies tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information about the issuers of the securities or have less market interest for such securities.

Stock Market Risk.  The trading prices of equity securities fluctuate in response to a variety of factors.  These factors include events impacting a single issuer, as well as political, market and economic developments that affect specific market segments and the stock market as a whole.  The European Value Fund's net asset value or “NAV,” like stock prices generally, will fluctuate within a wide range in response to these factors.  As a result, an investor in the European Value Fund could lose money over short or even long periods.

Value Stock Risk.  Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Adviser, undervalued.  The value of a security believed by the Adviser to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

An investment in the European Value Fund is not a bank deposit or obligation of any bank, and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You could lose money investing in the European Value Fund.

Further information about the European Value Fund’s strategies and risks is provided in the Prospectus section entitled “Additional Information about Investment Strategies and Risks of Investing in the Funds”.

Performance

The bar chart and table below provide some indication of the risks of investing in the European Value Fund. The bar chart shows the returns for Class A shares of the European Value Fund for the last calendar year. The table shows how the European Value Fund’s average annual returns for one year and since inception compare to those of a broad measure of market performance. The returns in the bar chart are for Class A Shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The European Value Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated European Value Fund performance information is available by visiting www.evermoreglobal.com or by calling (866) 383-7667 toll free.

Annual Total Return (Year Ended December 31)

Highest quarterly return: 8.97% (for the quarter ended September 30, 2010); Lowest quarterly return: -6.47% (for the quarter ended June 30, 2010).

Average Annual Total Return
(for the periods ended December 31, 2010)
	One Year	Since inception (1/1/10)
Evermore European Value Fund - Class A
Return before taxes	-4.84%	-4.84%
Return after taxes on distributions	-4.84%	-4.84%
Return after taxes on distributions and sale of fund shares	-3.15%	-3.15%
Evermore European Value Fund - Class I
Return before taxes	0.70%	0.70%
MSCI Daily Total Return Net Europe Local Index (reflects no deduction for fees, expenses or taxes)	6.83%	6.83%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only, and the after-tax returns for Class I will vary.  The returns in the table above reflect the sales loads for Class A shares.

Investment Adviser

Evermore Global Advisors, LLC is the investment adviser of the European Value Fund.

Portfolio Manager

David Marcus is responsible for the day-to-day management of the European Value Fund.  Mr. Marcus supervises other members of the investment team.  Mr. Marcus has been Portfolio Manager of the European Value Fund since its inception in January 2010.

Purchase, Sale, and Exchange of Fund Shares

You may purchase, redeem or exchange shares of the European Value Fund each day the New York Stock Exchange (“NYSE”) is open. To purchase, sell, or exchange shares you should contact your financial intermediary or contact Evermore Funds Trust by telephone at (866) 383-7667; by regular, certified or registered mail to Evermore Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701; by express mail to Evermore Funds Trust, c/o U.S. Bank Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.  You may also purchase shares by wire transfer. The European Value Fund’s initial and subsequent investment minimums generally are as follows:

	Class A	Class I
Minimum Initial Investment	$5,000 for regular accounts; $2,000 for IRAs	$1,000,000 for all accounts

Minimum Additional Investment	$100 for all accounts	$100 for all accounts

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the European Value Fund makes distributions of ordinary income or net capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase European Value Fund shares through a broker-dealer or other financial intermediary (such as a bank), the European Value Fund and its related companies may pay the intermediary for the sale of European Value Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the European Value Fund over another investment. Ask your advisor or visit your financial intermediary’s website for more information.